UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2006

                      SELIGMAN NEW TECHNOLOGIES FUND, INC.
             (Exact name of Registrant as specified in its charter)

          Maryland                     811-09353                13-4064344
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)

                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (212) 850-1864

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

The Registrant is furnishing the following information pursuant to Regulation
FD:

NYPPE, LLC has informed the Fund that NYPPE intends to provide shareholders of the Fund with the potential to transfer their shares in secondary market transactions. For more information, shareholders interested in NYPPE's services should contact NYPPE directly at (203) 422-5125. NYPPE is not affiliated with the Fund or J. & W. Seligman & Co. Incorporated, the Fund's investment manager.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SELIGMAN NEW TECHNOLOGIES FUND, INC.

Date: March 13, 2006

                                       By: /s/ Lawrence P. Vogel
                                          --------------------------------------
                                          Lawrence P. Vogel
                                          Vice President and Treasurer